Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Second-Quarter 2022 Financial Results

July 27, 2022

•Net earnings of $766 million on revenue of $9.2 billion
•Operating margin 10.6%, up 20 bps year over year, 90 bps sequentially
•Diluted EPS of $2.75, up 5.4% year over year
•Continued strong Gulfstream demand

RESTON, Va. – General Dynamics (NYSE: GD) today reported second-quarter 2022 net earnings of $766 million on revenue of $9.2 billion. Diluted earnings per share (EPS) were $2.75, a 5.4% increase from the year-ago quarter.

“Demand in the quarter was very strong in Aerospace, with margins showing steady improvement year over year.” said Phebe N. Novakovic, chairman and chief executive officer. “Our defense segments demonstrated solid operating performance and had several important wins.”

Cash
Net cash provided by operating activities in the quarter totaled $659 million. During the quarter, the company invested $224 million in capital expenditures, paid $349 million in dividends, and used $800 million to repurchase shares, ending the quarter with $2.2 billion in cash and equivalents on hand. For the first half of the year, net cash provided by operating activities totaled $2.6 billion, or 176% of net earnings.

Backlog
Orders remained strong across the company with a consolidated book-to-bill ratio, defined as orders divided by revenue, of 1.1-to-1 for the quarter, with particular strength in the Aerospace segment driven by strong order activity for Gulfstream aircraft. In addition to company-wide backlog of $87.6 billion, estimated potential contract value, representing management’s estimate of additional value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $38.7 billion. Total estimated contract value, the sum of all backlog components, was $126.4 billion at the end of the quarter.

– more –

Significant awards in the quarter for the three defense segments included $410 million with a maximum potential value of $1.1 billion from the U.S. Army to begin low-rate initial production (LRIP) of the Mobile Protected Firepower vehicle; $295 million for various munitions and ordnance with additional option value of $465 million; $525 million from the Army to upgrade Stryker vehicles; $500 million from the U.S. Navy for long-lead materials to support construction of two additional John Lewis-class (T-AO-205) fleet replenishment oilers; $355 million to produce Abrams main battle tanks in the system enhancement package version 3 (SEPv3) configuration for Australia; $160 million with a maximum potential value of $325 million from the U.S. Space Development Agency to build and operate ground systems for the new low earth orbit (LEO) satellite network; $315 million from the Navy for submarine industrial base development and expansion for the Columbia-class submarine program; a contract with a maximum potential value of $300 million for development and sustainment of applications and websites for the Administrative Office of the United States Courts; and $545 million for several key classified contracts.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; ship construction and repair; land combat vehicles, weapons systems and munitions; and technology products and services. General Dynamics employs more than 100,000 people worldwide and generated $38.5 billion in revenue in 2021. More information is available at www.gd.com.

Certain statements in this press release, including any statements about the company’s future operational and financial performance, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expects,” “anticipates,” “plans,” “believes,” “forecasts,” “scheduled,” “outlook,” “estimates,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its second-quarter 2022 financial results conference call at 9 a.m. EDT on Wednesday, July 27, 2022. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available by telephone one hour after the end of the call and end on August 3, 2022, at 866-813-9403 (international: +44 204-525-0658); passcode 671446. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.
– more –

EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	July 3, 2022	July 4, 2021	$	%
Revenue	$9,189	$9,220	$(31)	(0.3)%
Operating costs and expenses	(8,211)	(8,261)	50
Operating earnings	978	959	19	2.0%
Other, net	40	31	9
Interest, net	(95)	(109)	14
Earnings before income tax	923	881	42	4.8%
Provision for income tax, net	(157)	(144)	(13)
Net earnings	$766	$737	$29	3.9%
Earnings per share—basic	$2.77	$2.63	$0.14	5.3%
Basic weighted average shares outstanding	276.3	280.7
Earnings per share—diluted	$2.75	$2.61	$0.14	5.4%
Diluted weighted average shares outstanding	278.9	282.2

– more –

EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Six Months Ended		Variance
	July 3, 2022	July 4, 2021	$	%
Revenue	$18,581	$18,609	$(28)	(0.2)%
Operating costs and expenses	(16,695)	(16,712)	17
Operating earnings	1,886	1,897	(11)	(0.6)%
Other, net	79	61	18
Interest, net	(193)	(232)	39
Earnings before income tax	1,772	1,726	46	2.7%
Provision for income tax, net	(276)	(281)	5
Net earnings	$1,496	$1,445	$51	3.5%
Earnings per share—basic	$5.41	$5.12	$0.29	5.7%
Basic weighted average shares outstanding	276.7	282.4
Earnings per share—diluted	$5.35	$5.10	$0.25	4.9%
Diluted weighted average shares outstanding	279.4	283.6
– more –

EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	July 3, 2022	July 4, 2021	$	%
Revenue:
Aerospace	$1,867	$1,622	$245	15.1%
Marine Systems	2,651	2,536	115	4.5%
Combat Systems	1,666	1,899	(233)	(12.3)%
Technologies	3,005	3,163	(158)	(5.0)%
Total	$9,189	$9,220	$(31)	(0.3)%
Operating earnings:
Aerospace	$238	$195	$43	22.1%
Marine Systems	211	210	1	0.5%
Combat Systems	245	266	(21)	(7.9)%
Technologies	304	308	(4)	(1.3)%
Corporate	(20)	(20)	—	—%
Total	$978	$959	$19	2.0%
Operating margin:
Aerospace	12.7%	12.0%
Marine Systems	8.0%	8.3%
Combat Systems	14.7%	14.0%
Technologies	10.1%	9.7%
Total	10.6%	10.4%

– more –

EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended		Variance
	July 3, 2022	July 4, 2021	$	%
Revenue:
Aerospace	$3,770	$3,509	$261	7.4%
Marine Systems	5,302	5,019	283	5.6%
Combat Systems	3,341	3,719	(378)	(10.2)%
Technologies	6,168	6,362	(194)	(3.0)%
Total	$18,581	$18,609	$(28)	(0.2)%
Operating earnings:
Aerospace	$481	$415	$66	15.9%
Marine Systems	422	410	12	2.9%
Combat Systems	472	510	(38)	(7.5)%
Technologies	602	614	(12)	(2.0)%
Corporate	(91)	(52)	(39)	(75.0)%
Total	$1,886	$1,897	$(11)	(0.6)%
Operating margin:
Aerospace	12.8%	11.8%
Marine Systems	8.0%	8.2%
Combat Systems	14.1%	13.7%
Technologies	9.8%	9.7%
Total	10.2%	10.2%

– more –

EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	July 3, 2022	December 31, 2021
ASSETS
Current assets:
Cash and equivalents	$2,223	$1,603
Accounts receivable	3,213	3,041
Unbilled receivables	7,819	8,498
Inventories	6,158	5,340
Other current assets	1,166	1,505
Total current assets	20,579	19,987
Noncurrent assets:
Property, plant and equipment, net	5,479	5,417
Intangible assets, net	1,867	1,978
Goodwill	20,002	20,098
Other assets	2,554	2,593
Total noncurrent assets	29,902	30,086
Total assets	$50,481	$50,073
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$1,754	$1,005
Accounts payable	3,138	3,167
Customer advances and deposits	6,531	6,266
Other current liabilities	3,313	3,540
Total current liabilities	14,736	13,978
Noncurrent liabilities:
Long-term debt	9,741	10,490
Other liabilities	8,623	7,964
Total noncurrent liabilities	18,364	18,454
Shareholders’ equity:
Common stock	482	482
Surplus	3,466	3,278
Retained earnings	36,218	35,420
Treasury stock	(20,632)	(19,619)
Accumulated other comprehensive loss	(2,153)	(1,920)
Total shareholders’ equity	17,381	17,641
Total liabilities and shareholders’ equity	$50,481	$50,073

– more –

EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended
	July 3, 2022	July 4, 2021
Cash flows from operating activities—continuing operations:
Net earnings	$1,496	$1,445
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	278	280
Amortization of intangible and finance lease right-of-use assets	147	159
Equity-based compensation expense	120	72
Deferred income tax benefit	(218)	(37)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(172)	(94)
Unbilled receivables	695	134
Inventories	(816)	(58)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(29)	(364)
Customer advances and deposits	1,402	(226)
Other, net	(276)	(193)
Net cash provided by operating activities	2,627	1,118
Cash flows from investing activities:
Capital expenditures	(365)	(306)
Other, net	—	(2)
Net cash used by investing activities	(365)	(308)
Cash flows from financing activities:
Purchases of common stock	(1,094)	(1,352)
Dividends paid	(679)	(651)
Repayment of fixed-rate notes	—	(2,000)
Proceeds from commercial paper, gross (maturities greater than 3 months)	—	1,997
Proceeds from fixed-rate notes	—	1,497
Repayment of floating-rate notes	—	(500)
Other, net	110	338
Net cash used by financing activities	(1,663)	(671)
Net cash provided (used) by discontinued operations	21	(13)
Net increase in cash and equivalents	620	126
Cash and equivalents at beginning of period	1,603	2,824
Cash and equivalents at end of period	$2,223	$2,950

– more –

EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	July 3, 2022	December 31, 2021
Debt-to-equity (a)	66.1%	65.2%
Book value per share (b)	$63.38	$63.54
Shares outstanding	274,246,220	277,620,943

	Second Quarter		Six Months
	2022	2021	2022	2021
Income tax payments, net	$550	$212	$565	$245
Company-sponsored research and development (c)	$130	$93	$237	$183
Return on sales (d)	8.3%	8.0%	8.1%	7.8%

Non-GAAP Financial Measures:
	Second Quarter		Six Months
	2022	2021	2022	2021
Free cash flow:
Net cash provided by operating activities	$659	$1,115	$2,627	$1,118
Capital expenditures	(224)	(172)	(365)	(306)
Free cash flow (e)	$435	$943	$2,262	$812

	July 3, 2022	December 31, 2021
Net debt:
Total debt	$11,495	$11,495
Less cash and equivalents	2,223	1,603
Net debt (f)	$9,272	$9,892
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(c)Includes independent research and development and Aerospace product-development costs.

(d)Return on sales is calculated as net earnings divided by revenue.

(e)We define free cash flow as net cash provided by operating activities less capital expenditures. We believe free cash flow is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow to assess the quality of our earnings and as a key performance measure in evaluating management.

(f)We define net debt as short- and long-term debt (total debt) less cash and equivalents. We believe net debt is a useful measure for investors because it reflects the borrowings that support our operations and capital deployment strategy. We use net debt as an important indicator of liquidity and financial position.

– more –

EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Second Quarter 2022:
Aerospace	$18,237	$549	$18,786	$877	$19,663
Marine Systems	26,965	14,873	41,838	3,904	45,742
Combat Systems	13,236	202	13,438	6,939	20,377
Technologies	9,448	4,120	13,568	27,028	40,596
Total	$67,886	$19,744	$87,630	$38,748	$126,378
First Quarter 2022:
Aerospace	$17,114	$501	$17,615	$1,829	$19,444
Marine Systems	27,656	15,258	42,914	4,316	47,230
Combat Systems	12,760	299	13,059	6,298	19,357
Technologies	9,067	4,579	13,646	29,347	42,993
Total	$66,597	$20,637	$87,234	$41,790	$129,024
Second Quarter 2021:
Aerospace	$13,155	$366	$13,521	$2,099	$15,620
Marine Systems	26,435	21,095	47,530	4,689	52,219
Combat Systems	14,157	271	14,428	7,711	22,139
Technologies	9,769	3,999	13,768	26,594	40,362
Total	$63,516	$25,731	$89,247	$41,093	$130,340

*The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

– more –

EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$85,732
$82,669
$81,520
$89,489
$89,581
$89,247
$88,098
$87,594
$87,234
$87,630
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Funded Backlog	Unfunded Backlog

– more –

EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$20,000
$15,000
$10,000
$5,000
$0
$13,521
$14,690
$16,293
$17,615
$18,786
2Q21
3Q21
4Q21
1Q22
2Q22

MARINE SYSTEMS
$60,000
$45,000
$30,000
$15,000
$0
$47,530
$46,323
$44,855
$42,914
$41,838
2Q21
3Q21
4Q21
1Q22
2Q22

COMBAT SYSTEMS

$20,000
$15,000
$10,000
$5,000
$0
$14,428
$13,348
$13,093
$13,059
$13,438
2Q21
3Q21
4Q21
1Q22
2Q22

TECHNOLOGIES
$20,000
$15,000
$10,000
$5,000
$0
$13,768
$13,737
$13,353
$13,646
$13,568
2Q21
3Q21
4Q21
1Q22
2Q22

Funded Backlog	Unfunded Backlog

– more –

EXHIBIT I
SECOND QUARTER 2022 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the second quarter of 2022:
Marine Systems:
•$500 from the U.S. Navy for long-lead materials to support construction of two additional John Lewis-class (T-AO-205) fleet replenishment oilers.
•$315 from the Navy to provide submarine industrial base development and expansion for the Columbia-class program.
•$100 from the Navy for long-lead materials to support construction of an additional Expeditionary Sea Base (ESB) auxiliary support ship.
•$55 from the Navy to provide ongoing lead yard services for the Arleigh Burke-class (DDG-51) destroyer program.
•$50 from the Navy to improve submarine acoustic performance.
Combat Systems:
•$410 from the U.S. Army to begin low-rate initial production (LRIP) of the Mobile Protected Firepower (MPF) vehicle. The contract has a maximum potential value of $1.1 billion.
•$295 for various munitions and ordnance with additional option value of $465.
•$525 from the Army to upgrade Stryker vehicles to the double-V-hull (DVH) A1 configuration.
•$355 to produce Abrams main battle tanks in the system enhancement package version 3 (SEPv3) configuration for Australia.
•$60 to produce M3 amphibious bridge systems for an international customer. The contract has a maximum potential value of $210.
•$90 from the Army for engineering and logistics support services for the Abrams family of vehicles.
•$50 from the Army to upgrade domestic Abrams main battle tanks to the SEPv3 configuration.
Technologies:
•$545 for several key classified contracts.
•$160 from the U.S. Space Development Agency to build and operate ground systems for the new low earth orbit (LEO) satellite network. The contract has a maximum potential value of $325.
•An indefinite delivery, indefinite quantity (IDIQ) contract for the development and sustainment of applications and websites for the Administrative Office of the United States Courts (AOUSC). The contract has a maximum potential value of $300.
•$280 from the Centers for Medicare and Medicaid Services (CMS) for several contracts, including work to provide cloud services and software tools.
•$155 to provide ship modernization services for the Navy.
•$120 to provide global enterprise and digital modernization services under the Southern Command’s (SOUTHCOM) Cyber Information Technology Enterprise Services (SCITES) contract.
•$10 from the Department of Veteran Affairs (VA) to provide information technology (IT) support to more than 500,000 VA personnel and contractors nationwide. The contract has a maximum potential value of $110.
•$105 from the Army for computing and communications equipment under the Common Hardware Systems-5 program.
•$85 to provide military information support operations for the United States Special Operations Command.
•$75 to provide command, control and communications capabilities for the U.S. Department of Defense (DoD).
– more –

EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Second Quarter		Six Months
	2022	2021	2022	2021
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	17	18	38	43
Mid-cabin aircraft	5	3	9	6
Total	22	21	47	49

Aerospace Book-to-Bill:
Orders*	$3,652	$3,292	$6,895	$5,749
Revenue	1,867	1,622	3,770	3,509
Book-to-Bill Ratio	1.96x	2.03x	1.83x	1.64x

*Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

# # #